UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            March 31, 2006
                                                 -------------------------------

                              Invacare Corporation
             (Exact name of registrant as specified in its charter)

Ohio                                  0-12938              95-2680965
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(State or other jurisdiction of     (Commission    (IRS Employer Identification)
incorporation or organization)     File Number No)

            One Invacare Way, P.O. Box 4028, Elyria, Ohio              44036
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             (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        (440) 329-6000
                                                  ------------------------------

________________________________________________________________________________

(Former name, former address and former fiscal year, if change since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On March 31, 2006, Invacare Corporation ("Invacare") entered into a Second Amendment (the "Second Amendment") to the Credit Agreement dated as of January 14, 2005 among Invacare and Certain Borrowing Subsidiaries, the Banks Named Therein, and JPMorgan Chase Bank, N.A. as Agent, Keybank National Association as Syndication Agent, and J.P. Morgan Securities, Inc. and Keybank National Association, as Co-Lead Arrangers, as amended by a First Amendment to Credit Agreement dated as of August 12, 2005 (the "Credit Agreement"), pursuant to which, among other things, (i) the definitions of Adjusted EBITDA and EBIT under the Credit Agreement were amendeded to clarify the treatment of restructuring costs under the Credit Agreement, and (ii) the definition of Consolidated Interest Expense under the Credit Agreement was amended to exclude any interest accrued under any Trade Receivables Securitization Transaction permitted pursuant to Section 5.2(n) of the Credit Agreement. A copy of the Second Amendment to the Credit Agreement is filed as Exhibit 10.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

 (c)   Exhibits

       Exhibit 10.1

                    Second Amendment, dated as of March 31, 2006, to the Credit Agreement dated as of January 14, 2005, as amended, among Invacare Corporation and Certain Borrowing Subsidiaries, the Banks Named Therein, and JPMorgan Chase Bank, N.A. as Agent, Keybank National Association as Syndication Agent, J.P. Morgan Securities, Inc. and Keybank National Association, as Co-Lead Arrangers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               INVACARE CORPORATION


                           By:/s/ Gregory C. Thompson
                              -----------------------------------------
                              Gregory C. Thompson
                              Chief Financial Officer



Date:  April 3, 2006